DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

15th Annual B. Riley Investor Conference

May 2014

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the second quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter and full year of 2014 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dot Hill at a Glance

NASDAQ: HILL

- ✓ 30 years in business
- ✓ Public since 2000

Worldwide Presence

- ✓ 320 employees*
- ✓ HQ: Longmont, CO
- ✓ Tech development centers
  - Colorado and Minnesota
  - Hyderabad, India

Extensive Deployments

- ✓ Over **650,000** systems installed to date
- ✓ 99.999% field uptime

Innovative IP

- ✓ Strong patent portfolio
- ✓ 9th generation RAID
- ✓ IP across platforms, software & systems
- ✓ 120 Patents & Patents Pending

Proven OEM Supplier

- ✓ Trusted Server OEM Supplier

lenovo AMD Tektronix SAMSUNG TERADATA MOTOROLA hp

- ✓ Embedded Solution Provider

PROVEN COMPANY → SOUND TECHNOLOGY → SOLID PARTNER

* 65 are Full Time Equivalent consultants in Hyderabad, India doing test and sustaining engineering work

Selected Financial Information

3-Year Stock Price: HILL

YTD 2014	13 Wks	26 Wks	52 Wks
14%	-33%	40%	111%



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2011
2012
2013
2014

Stock Information (NASDAQ: HILL)

Closing Price @ 5/15/14	$3.71
52 Week High	$6.06
52 Week Low	$1.64
Market Cap	$214.84M
Avg Volume (3m)	922,526
Fully Diluted Shares Outstanding	63.9M

Non-GAAP Income Statement (TTM)

Revenue ($M)	$212.7
Gross Margin %	33.2%
Opex	$58.6
Operating Income (%)	5.3%
EPS	$0.20

Balance Sheet as of 3/31/14

Cash & Cash Equivalents	$40.3M
Accounts Receivable	$33.7M
Inventories	$7.7M
Accounts Payable	$26.3M
Net Working Capital	$45.0M

Net Working Capital = Current Assets – Current Liabilities

Key Financial Metrics (2011 – 2013)


Non-GAAP Revenue ($M)
225
150
75
0
196.8
196.7
208.7
37.8
51.2
71.8
159.0
145.5
136.9
2011
2012
2013
Server OEM
Vertical Markets


OpEx ($M) / Gross Margin (%)
60
55
50
45
40
35
30
25
34%
32%
30%
28%
26%
24%
22%
20%
48.8
57.8
57.8
2011
2012
2013
OpEx
Gross Margin


Operating Margin ($M and %)
12
10
8
6
4
2
0
-2
-4
-6
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
2011
2012
2013
Operating Margin
Operating Margin %


Net Working Capital ($M)
55
50
45
40
35
30
Q12011
Q12012
Q12013
Q12014

Net Working Capital = Current Assets – Current Liabilities

Dot Hill Leader in the IP Landscape

MDB Patent Portfolio Tech Score*


NetApp
EMC
Oracle
Dell
Intel
IBM
HP
LSI
0.75
0.85
0.95
1.05
1.15
1.25

Source: MDB Capital Group (December 2013)

Companies with Most Inbound Citations


IBM
Hitachi
EMC
Cypress Semi
LSI
NetApp
Dell
CommVault
HP
0
100
200
300
400

Source: MDB Capital Group (December 2013)

Average Issued U.S. Patent Score (ipCG Scoring Analysis)


34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI

Source: ipCapital Group, Inc. (September 2011)

*The Tech Score is a perspective on the quality and relevance of a company's IP portfolio.

- Patent portfolio rated strongest by MDB Capital and iPCapital Group in terms of quality and relevance
- Highest number of citations by others of any storage company

Midrange AssuredSAN Product Positioning

dot HILL®

2013 MARKET BY PRICE BAND

Series	Description	Positioning	2013 Market by Price Band
AssuredSAN 2000 Series	Affordable, entry-level performance	2000 – VALUE	$1.9B Price Band 2
AssuredSAN 3000 Series	Rock solid performance	3000 – ROCK SOLID	$2.1B Price Band 3
AssuredSAN 4000 Series	High performance with maximum flexibility	4000 – WICKED FAST	$2.5B Price Band 4
AssuredSAN Pro 5000 Series	Real-time tiering intelligence for high performance SSD and high capacity HDD storage for dynamic workloads	PRO 5000 – DISRUPTIVELY SIMPLE SERIOUSLY SMART	$4.2B Price Band 5

INCREASING PERFORMANCE

New midrange products increase TAM by $6.7B

Total Available Market $10.6B

Source: IDC 2012; Market size estimates based on end-user purchase value

Data Growth Facts

- **The "Digital Universe" will continue to explode**
  - Each day, our society creates 2.5 quintillion bytes of data[1] growing to 20 20ZB by 2020[2]
  - Driven by the explosion in mobile devices, apps, social media, and the Internet of Things
- **New Data Intensive Applications**
  - Over the next three years, 80% of the new "killer apps" emerging on the 3rd Platform will be "data intensive"[2]



Quantity of global digital data
2020
40 ZB
2015
7.91 ZB
2012
2.72 ZB
2010
1,23 ZB
5,247 GB
of data for every person on the planet
40%
of this information will require some kind of data protection.

Source: Data Center Journal, 2013

- **Hybrid Storage Poised for Rapid Growth**
  - Market to reach $14.3 billion by 2017, representing 45% of the overall external enterprise storage systems market[3]
  - Hybrid external storage system capacity will grow at a 64.1% CAGR for 2012– 2017[3]

[1]Source: Datanami 2014
[2]Source: IDC "Predictions 2014: Battles for Dominance — and Survival — on the 3rd Platform" Doc # 244606 Dec 2013
[3]Source: IDC "Worldwide Hybrid External Enterprise Storage Systems 2013–2017 Forecast" Doc # 245117 Dec 2013

Dot Hill Business Model


Dot Hill Systems
M & E
Wireless Telco
Under Construction
Big Data Analytics
Oil & Gas
Server OEMs

- The Server OEM business forms the foundation for the company
  - Scale
  - Technology validation
  - Market validation
- Vertical Markets leverage the Server OEM foundation into higher growth, higher margin and “stickier” revenue streams

Comparison: Server OEM vs. Vertical Markets

	Server OEM	Vertical Markets
Financial Model	▪ Growth: Flat to + or -5% ▪ Revenue dependent on economic and secular factors ▪ Corporate IT Infrastructure ▪ Lower margins vs. Vertical Markets	▪ Growth: est. 40 – 50% ▪ Hi-growth selected markets: M&E, Telco, Big Data, Oil & Gas, Digital Image Archive ▪ Revenue Generating Products ▪ Margins about 1.5X vs. Server OEM
Competition	▪ Internal R&D teams "Not Invented Here" (NIH) ▪ Little external competition	▪ No internal competition or "Not Invented Here" (NIH) ▪ Little external competition
Sales Cycle	▪ Ramp 3-12 months from launch ▪ Server lead sale ▪ Relationships typically 3 to 10+ years	▪ Ramp 6-24 months from launch ▪ Solutions embedded sales ▪ Relationships typically 5 to 15+ years
Product Differentiation	▪ First-to-market technology and features ▪ Generally entry-level products ▪ Cost	▪ Generally midrange products ▪ Products designed for "randomized sequential workloads" ▪ "Autonomic Tiering" reduces costs and boosts throughput

Server OEM Segment

Financial Summary

	2013	Q1 2014
Revenue ($M)	$136.9	$26.5
Gross Margin %	27.7%	24.4%
Contribution Margin ($)	$35.8	$6.0
Contribution Margin (%)	26.1%	22.7%

Year-Over-Year Revenue Change (%)



30%
20%
10%
0%
-10%
-20%
-30%
-40%
Q1'11
Q1'12
Q1'13
Q1'14

Contribution Margin ($M)



40
30
20
36.5
34.7
35.8
2011
2012
2013

Non-HP Server OEM Revenue ($M)



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Q12011
Q12012
Q12013
Q12014

Server OEM Segment: Hewlett Packard


STRONG
FOUNDATION

- Entry level market share leader, shipping 4th generation of Dot Hill based products
- 250,000 systems shipped
- First- to-market advantage with 16Gb Fibre Channel products
- Complete refresh of entry-level offerings with three product launches over the past three quarters
- Could benefit from the Lenovo-IBM transaction

Vertical Markets Segment

Financial Summary

	2013	Q1 2014
Revenue	$71.8	$22.4
Gross Margin %	42.7%	43.4%
Contribution Margin ($)	$22.0	$7.5
Contribution Margin (%)	30.7%	33.6%

Year-Over-Year Revenue Change (%)


150%
130%
110%
90%
70%
50%
30%
10%
-10%
-30%
Q1'11
Q1'12
Q1'13
Q1'14

Growth in Vertical Markets ($M)


37.8
51.2
71.8
102.5
+35%
+40%
+43%
2011
2012
2013
2014E

2014 based on midpoint of guidance as of Mar. 6, 2014

Contribution Margin ($M)


26.0
21.0
16.0
11.0
6.0
1.0
4.9
8.8
22.0
2011
2012
2013

Vertical Market Profile: Telco


Global Handset Data Traffic
25,000.0
20,000.0
15,000.0
10,000.0
5,000.0
0.0
Petabytes
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Other
Games & Applications
Video
Music
Browsing
Source: Strategy Analytics, Handset Data Traffic (2001-2017)

What is Enabling Data Growth?

- Proliferation of mobile devices
  - Global handsets data to grow to 21 Exabytes by 2017[1]
- Enhancement of network bandwidth
  - Over 1.2B subscribers with 4G by 2018[2]
- Increase in "large file size" data (e.g. video, music, gaming)

[1]Source: Strategy Analytics

Dot Hill Solutions

Indexing

- Nokia-Siemens (Verizon) MSA Store Application (MSA) enables users to access their data (texts, email, photos, video, etc.) on multiple devices. Dot Hill storage is used to create a "catalog or index" user-specific data that is stored in the wireless network provider's private cloud.

Network Management

- Tektronix embeds Dot Hill AssuredSAN products into their "Data Probe" solution – a "DVR" to capture and analyze network traffic to enable analytics around bottlenecks, performance, security, etc.

verizon
nsn
MOTOROLA
Tektronix
ERICSSON

Vertical Market Profile: Big Data Analytics



Big data growth
Big data market is estimated to grow 45% annually to reach $25 billion by 2015
Growth of Global data - Zettabytes
Zettabyte = one million petabytes
40
30
20
10
0
2009
2011
2015
2020
2010 Stored data* - Petabytes
Petabyte - one quadrillion (short scale) bytes
4000
3000
2000
1000
0
North America
Europe
Japan
China
Middle East
India
South America
*greater than
Sources: Nasscom -CRISIL GR&A analysis
REUTERS

What is Enabling Big Data Analytics growth?

- Explosion of unstructured by "rich" social media
- Security, including biometrics, correlation of log data for real-time malicious activity monitoring
- Predictive analytics using facial recognition and wearable internet devices (e.g. enables retailer to greet incoming customers)

Dot Hill Solutions

Teradata Integrated Big Data Platform 1700

- Business analytics on large, deep detailed data that leverages Teradata's leading-edge technologies
- Dot Hill AssuredSAN 4000 provides 229TB per cabinet
  - Scalable to 117 petabytes across multiple cabinets
  - Powerful and purpose-built for analytics on extremely large data
  - Cost-effective storage with the lowest cost/capacity in Teradata Platform Family

TERADATA



Vertical Market Profile: Media & Entertainment


Capacity for
1 hour video
25X
1.08 TB
4.3 TB
8.6 TB
13.8 TB
27.6 TB
Traditional
4K Projection
S3D
HDR
HFR

What is Enabling Data Growth

New technologies are increasing video storage requirements by up to 25 times

- 4K and higher resolutions
- Stereoscopic 3D
- Increasing Dynamic Range
- Increasing Frame Rate

Dot Hill Solutions

Post Production:

Dot Hill storage provides predictable multiple 4K streams of video for Autodesk video editing and content creation application software

Broadcast & Streaming Video:

Concurrent Computer Corporation relies on Dot Hill storage to provide performance, reliability and capacity to deliver seamless video via a wide range of delivery systems and formats.

AUTODESK
concurrent
Quantum
technicolor
Imagine COMMUNICATIONS

Expansion to Other Growth Markets

Oil & Gas



Health Care



Video Surveillance



High Performance Computing



Federal System Integrators



Geospatial



Dot Hill Product Differentiation



AssuredSan Pro 5000 (SSD and HDD Drives) with RealStor™

- Autonomically promotes and demotes data so that "hot" data resides on SSDs and "colder" data on HDDs to optimize performance for data access
- With only 5-10% of capacity on SSD but 70-80% of transactions via SSD, there is a significant reduction in cost compared to all Flash arrays (SSDs cost 10X HDDs for comparable capacity)

Streaming Bandwidth for Dedicated Workloads

- Large unstructured data files accessed randomly by multiple users
- Proprietary Dot Hill algorithms optimize streaming of large unstructured data files

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Financials and Business Model

About Non-GAAP Financial Measures and Segment Reporting

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q1'14 Non-GAAP Segment Financial Results

dot HILL®

	Q1'14	Q1'13	Q4'13	YoY Change	QoQ Change
REVENUE ($M):					
Total Server OEM	$ 26.5	$ 30.8	$ 40.8	-13.9%	-35.1%
Total Vertical Markets	$ 22.4	$ 14.1	$ 18.9	58.6%	18.2%
Total net revenue	$ 48.9	$ 44.9	$ 59.7	8.9%	-18.2%
GROSS PROFIT ($M):					
Total Server OEM	$ 6.5	$ 8.2	$ 11.6	-21.4%	-44.3%
Total Vertical Markets	$ 9.7	$ 6.2	$ 7.3	57.0%	32.5%
Total gross profit	$ 16.2	$ 14.4	$ 18.9	12.3%	-14.6%
GROSS MARGIN (%):					
Total Server OEM	24.4%	26.7%	28.4%	-230 bps	-400 bps
Total Vertical Markets	43.4%	43.9%	38.7%	-50 bps	-470 bps
Gross margin %	33.1%	32.1%	31.7%	+100 bps	+140 bps
SALES & MARKETING:					
Total Server OEM	$ 0.5	$ 0.4	$ 0.6	9.6%	-17.6%
Total Vertical Markets	$ 2.2	$ 2.0	$ 2.3	7.8%	-3.2%
Corporate	$ 0.5	$ 0.6	$ 0.8	-8.0%	-30.6%
Total sales & marketing	$ 3.2	$ 3.0	$ 3.7	5.1%	-11.2%

Q1'14 Non-GAAP Segment Financial Results

	Q1'14	Q1'13	Q4'13	YoY Change	QoQ Change
CONTRIBUTION MARGIN (M):					
Total Server OEM	$ 6.0	$ 7.8	$ 11.1	-23.0%	-45.6%
Total Vertical Markets	$ 7.5	$ 4.1	$ 5.1	81.4%	48.6%
Corporate	$ (0.5)	$ (0.6)	$ (0.8)	-8.0%	-30.6%
Total contribution margin	$ 13.0	$ 11.4	$ 15.4	14.2%	-15.4%
CONTRIBUTION MARGIN (%):					
Total Server OEM	22.7%	25.4%	27.1%	-270 bps	-440 bps
Total Vertical Markets	33.6%	29.4%	26.7%	+420 bps	+690 bps
Contribution margin %	26.6%	25.4%	25.7%	+120 bps	+90 bps
OPERATING EXPENSES (M):					
Research and development	$ 9.2	$ 8.7	$ 8.6	5.9%	6.4%
General and administrative	$ 2.8	$ 2.6	$ 2.6	5.6%	6.8%
Total operating expenses	$ 12.0	$ 11.3	$ 11.2	5.8%	6.5%
OPERATING INCOME (LOSS) (M):					
Total Server OEM	$ 6.0	$ 7.8	$ 11.1	-23.0%	-45.6%
Total Vertical Markets	$ 7.5	$ 4.1	$ 5.1	81.4%	48.6%
Corporate	$ (12.5)	$ (11.9)	$ (12.0)	5.2%	4.2%
Total operating income (loss)	$ 1.0	$ 0.1	$ 4.1	1225.6%	-74.9%

Q2'14 and Full Year 2014 Guidance

2nd Quarter 2014		YoY Change at midpoints	
Revenue ($M)	$49 - 54	+0.6%	
EPS $	$0.01 - $0.04	-0.035	

Full Year 2014		Annual Change at midpoints	
Revenue (M)	$220 - $255M	+13.7%	Project greater back half growth
Gross Margin	32% - 33%	Flat	
Operating Expenses (M)	$61 - $63M	+4.2M	Invest in R&D and Sales
EPS $	$0.18 - $0.29	+0.055	

Medium Term Business Goals

	2013	2014 Guidance	--------	Planning Horizon
Revenue ($M)				
Server OEM	$136.9	$130 - $140		+/- 5%*
Vertical Markets	$71.8	$90 - $115		+ 40 – 50%*
TOTAL	$208.7	$220 - $255		+14 – 18%*
Gross Margin (%)	32.8%	32 – 33%		32 – 33%
Operating Expenses ($M)	$57.8	$61 - $63		+4–8%*
Operating Income (%)	5.1%	5 - 7%		8 – 12%
EPS	$0.17	$0.18 - $0.29		

* CAGR relative to 2013 over Planning Horizon

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

Q1'14 GAAP to Non-GAAP Revenue Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
GAAP net revenue from continuing operations	$ 44,480	$ 58,799	$ 48,207
Revenue from discontinued operations	20	10	-
Net revenue, from continuing and discontinued operations	$ 44,500	$ 58,809	$ 48,207
AssuredUVS revenue	(20)	(10)	-
Long-term software contract royalties	401	942	653
Non-GAAP net revenue	$ 44,881	$ 59,741	$ 48,860

Q1'14 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %)

dot HILL®

	Q1'13	Q4'13	Q1'14
GAAP gross profit from continuing operations	$ 14,440	$ 17,750	$ 15,265
Gross margin % from continuing operations	*32.5%*	*30.2%*	*31.7%*
Gross profit (loss) from discontinued operations	(111)	10	-
Gross profit from continuing and discontinued operations	14,329	17,760	15,265
Gross margin % from continuing and discontinued operations	*32.2%*	*30.2%*	*31.7%*
Stock-based compensation	96	80	64
Severance costs	23	-	73
Power supply component failures	(808)	75	-
AssuredUVS revenue	(20)	(10)	-
AssuredUVS expenses	129	-	-
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Non-GAAP gross profit	$ 14,406	$ 18,937	$ 16,178
Non-GAAP gross margin %	*32.1%*	*31.7%*	*33.1%*

Q1'14 GAAP to Non-GAAP Operating Expenses Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
GAAP operating expenses from continuing operations	$ 14,958	$ 15,624	$ 15,668
Operating expenses from discontinued operations	310	33	-
Operating expenses from continuing and discontinued operations	$ 15,268	$ 15,657	$ 15,668
Currency (loss) gain	(343)	(152)	73
Stock-based compensation	(572)	(693)	(514)
AssuredUVS expenses	(353)	(8)	-
Long-term software contract deferred costs	400	29	-
Restructuring (charge) recoveries	10	(11)	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	(82)	(7)	(83)
Non-GAAP operating expenses	$ 14,327	$ 14,815	$ 15,144

Q1'14 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
GAAP net income (loss) from continuing operations	$ (560)	$ 2,236	$ (412)
Net loss from discontinued operations	(421)	(24)	-
Net income (loss) from continuing and discontinued operations	$ (981)	$ 2,212	$ (412)
Currency loss (gain)	343	152	(73)
Stock-based compensation	668	773	578
Restructuring charge (recoveries)	(10)	11	-
Power supply component failures	(807)	75	-
AssuredUVS expenses	482	8	-
AssuredUVS revenue	(20)	(10)	-
Other income	-	-	(10)
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Long-term software contract deferred costs	(400)	(29)	-
Severance costs	105	7	156
Non-GAAP net income	$ 37	$ 4,231	$ 1,015

Q1'14 GAAP to Non-GAAP EPS (LPS) Reconciliation

	Q1'13	Q4'13	Q1'14
GAAP earnings (loss) per share from continuing operations	$ (0.01)	$ 0.04	$ (0.01)
Loss per share from discontinued operations	(0.01)	0.00	-
Income (loss) per share from continuing and discontinued operations*	$ (0.02)	$ 0.04	$ (0.01)
Currency loss	0.01	0.00	(0.00)
Stock-based compensation	0.01	0.01	0.01
AssuredUVS expenses	0.01	0.00	-
Long-term software contract royalties	0.01	0.02	0.01
Long-term software contract costs	0.00	0.00	0.00
Long-term software contract deferred costs	(0.01)	(0.00)	-
Other adjustments	(0.01)	0.00	0.01
Non-GAAP earnings per share*	$ 0.00	$ 0.07	$ 0.02
Weighted average shares used to calculate earnings per share:			
Basic	58,001	58,948	59,678
Diluted	58,473	60,867	63,912

* Per share data may not always add to the total for the period because each figure is independently calculated.

Q1'14 Cash Reconciliation ($K)

	Q1'13		Q4'13		Q1'14	
Cash	$	40,297	$	40,406	$	40,322
Credit facility borrowings		2,800		2,000		-
Cash net of credit facility borrrowings	$	37,497	$	38,406	$	40,322

Q1'14 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
Server OEM net revenue from continuing operations	$ 30,383	$ 39,889	$ 25,854
Long-term software contract royalties	401	942	653
Server OEM Non-GAAP net revenue	$ 30,784	$ 40,831	$ 26,507
Server OEM gross profit from continuing operations	$ 8,283	$ 10,445	$ 5,604
Server OEM gross margin % from continuing operations	*27.3%*	*26.2%*	*21.7%*
Server OEM gross profit from discontinued operations	-	-	-
Server OEM gross profit from continuing and discontinued operations	8,283	10,445	5,604
Server OEM gross margin % from continuing and discontinued operation:	*27.3%*	*26.2%*	*21.7%*
Stock-based compensation	78	59	41
Severance costs	14	-	47
Power supply component failures	(808)	75	-
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Server OEM non-GAAP gross profit	$ 8,224	$ 11,611	$ 6,468
Server OEM Non-GAAP gross margin %	*26.7%*	*28.4%*	*24.4%*
Server OEM selling and marketing expenses from continuing operations	$ 435	$ 569	$ 482
Server OEM contribution margin from continuing operations	$ 7,848	$ 9,876	$ 5,122
Server OEM contribution % from continuing operations	*25.8%*	*24.8%*	*19.8%*
Stock-based compensation	(16)	(13)	(15)
Severance costs	(1)	-	(9)
Server OEM non-GAAP selling and marketing expenses	$ 418	$ 556	$ 458
Server OEM non-GAAP contribution margin	$ 7,806	$ 11,055	$ 6,010
Server OEM Non-GAAP contribution margin %	*25.4%*	*27.1%*	*22.7%*
Server OEM operating income for continuing operations	$ 7,848	$ 9,876	$ 5,122
Server OEM operating income (loss) for discontinued continuing operatio	-	-	-
Server OEM operating income for continuing and discontinued operations	$ 7,848	$ 9,876	$ 5,122
Stock-based compensation	94	72	56
Severance costs	15	-	56
Power supply component failures	(808)	75	-
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Server OEM non-GAAP operating income	$ 7,806	$ 11,055	$ 6,010

Q1'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

dot HILL®

	Q1'13	Q4'13	Q1'14
Vertical Markets net revenue from continuing operations	$ 14,097	$ 18,910	$ 22,353
Revenue from discontinued operations	20	10	-
Vertical Markets net revenue, from continuing and discontinued operations	$ 14,117	$ 18,920	$ 22,353
AssuredUVS revenue	(20)	(10)	-
Vertical Markets Non-GAAP net revenue	$ 14,097	$ 18,910	$ 22,353
Vertical Markets gross profit from continuing operations	$ 6,157	$ 7,305	$ 9,661
Vertical Markets gross margin % from continuing operations	*43.7%*	*38.6%*	*43.2%*
Vertical Markets gross profit from discontinued operations	(111)	10	-
Vertical Markets gross profit from continuing and discontinued operations	6,046	7,315	9,661
Vertical Markets gross margin % from continuing and discontinued operations	*42.8%*	*38.7%*	*43.2%*
Stock-based compensation	18	21	23
Severance costs	9	-	26
AssuredUVS revenue	(20)	(10)	-
AssuredUVS expenses	129	-	-
Vertical Markets non-GAAP gross profit	$ 6,182	$ 7,326	$ 9,710
Vertical Markets Non-GAAP gross margin %	*43.9%*	*38.7%*	*43.4%*
Vertical Markets selling and marketing expenses from continuing operations	$ 2,080	$ 2,302	$ 2,254
Vertical Markets contribution margin from continuing operations	$ 4,077	$ 5,003	$ 7,407
Vertical Markets contribution % from continuing operations	*28.9%*	*26.5%*	*33.1%*
Stock-based compensation	(35)	(28)	(33)
Severance costs	(2)	-	(19)
Vertical Markets non-GAAP selling and marketing expenses	$ 2,043	$ 2,274	$ 2,202
Vertical Markets non-GAAP contribution margin	$ 4,139	$ 5,052	$ 7,508
Vertical Markets Non-GAAP contribution margin %	*29.4%*	*26.7%*	*33.6%*
Vertical Markets operating income for continuing operations	$ 4,077	$ 5,003	$ 7,407
Vertical Markets operating income (loss) for discontinued continuing operations	(111)	10	-
Vertical Markets operating income for continuing and discontinued operations	$ 3,966	$ 5,013	$ 7,407
Stock-based compensation	53	49	56
Severance costs	11	-	45
AssuredUVS revenue	(20)	(10)	-
AssuredUVS expenses	129	-	-
Vertical Markets non-GAAP operating income	$ 4,139	$ 5,052	$ 7,508

Q1'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

dot HILL®

	Q1'13	Q4'13	Q1'14
Corporate selling and marketing expenses from continuing operations	$ 593	$ 772	$ 558
Corporate contribution margin from continuing operations	$ (593)	$ (772)	$ (558)
Stock-based compensation	(25)	(21)	(24)
Severance costs	(2)	-	(14)
Corporate non-GAAP selling and marketing expenses	$ 566	$ 751	$ 520
Corporate non-GAAP contribution margin	$ (566)	$ (751)	$ (520)
Corporate expenses from continuing operations (Research & Development and General & Administrative)	$ 11,850	$ 11,981	$ 12,374
Corporate expenses from discontinued operations	310	33	-
Corporate expenses from continuing and discontinued operations	$ 12,160	$ 12,014	$ 12,374
Currency loss (gain)	(343)	(152)	73
Stock-based compensation	(496)	(631)	(442)
AssuredUVS expenses	(353)	(8)	-
Long-term software contract deferred costs	400	29	-
Restructuring (charge) recoveries	10	(11)	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	(77)	(7)	(41)
Non-GAAP corporate expenses	$ 11,300	$ 11,234	$ 11,964
Corporate operating loss for continuing operations	$ (12,443)	$ (12,753)	$ (12,932)
Corporate operating loss from discontinued operations	(310)	(33)	-
Corporate operating loss from continuing and discontinued operations	$ (12,753)	$ (12,786)	$ (12,932)
Currency loss (gain)	343	152	(73)
Stock-based compensation	521	652	466
AssuredUVS expenses	353	8	-
Long-term software contract deferred costs	(400)	(29)	-
Restructuring (charge) recoveries	(10)	11	-
Legal fees related to power supply component failure	1	-	-
Severance costs	79	7	55
Corporate non-GAAP operating loss	$ (11,866)	$ (11,985)	$ (12,484)